Exhibit 99.1

Mirror Image International Holdings Pty Ltd.

Combined Financial Statements

March 31, 2013 and March 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Mirror Image International Holdings Pty Ltd.

We have audited the accompanying combined balance sheets of the Mirror Image International Holdings Pty Ltd. as of March 31, 2013 and 2012, and the related combined statements of operations and other comprehensive loss, combined statements of stockholders’ equity and combined cash flows for the years then ended. These combined financial statements are the responsibility of the Mirror Image International Holdings Pty Ltd.’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Mirror Image International Holdings Pty Ltd. as of March 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles in the United State of America.

/s/ Econ Audit and Assurance Services Pty Ltd

Sydney, Australia

June 26, 2013

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD

COMBINED BALANCE SHEETS

ASSETS
	March 31, 2013	March 31, 2012
CURRENT ASSETS:
Cash and cash equivalents	$628,370	$195,648
Accounts receivable - trade, net	2,854,225	3,085,130
Prepaid expenses and other assets	740,675	610,617
Deferred taxes	193,858	218,051
Due from related parties	24,858	622,693

Total current assets	4,441,986	4,732,139

Property and equipment, net	607,954	914,935

TOTAL ASSETS	$5,049,940	$5,647,074

LIABILITIES AND EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable - trade	$1,575,214	$1,555,711
Accrued expenses	2,957,160	2,887,572
Other current liabilities	215,924	222,085

Total current liabilities	4,748,298	4,665,368

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common Stock, no par value; 120 shares authorized; 120 shares issued and outstanding	232	232
Accumulated other comprehensive gain	17,128	5,215
Retained earnings	284,282	976,259

Total stockhoders’ equity	301,642	981,706

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,049,940	$5,647,074

The accompanying notes are an integral part of these combined financial statements

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD

COMBINED STATEMENTS OF OPERATIONS

AND OTHER COMPREHENSIVE LOSS

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
Net revenue	$13,357,590	$12,280,498
Cost of revenue	7,562,167	5,359,520

Gross profit	5,795,423	6,920,978

Operating expenses
General and administrative	6,337,699	7,258,530

Total operating expenses	6,337,699	7,258,530

Loss from operations	(542,276)	(337,552)

Non-operating income (expense):
Interest income	9,665	17,645
Interest expense	(67,512)	(22,601)

Total non-operating income (expense)	(57,847)	(4,956)

Loss before income tax	(600,123)	(342,508)

Income tax (expense) benefit	(91,854)	141,235

Net loss	$(691,977)	$(201,273)

Comprehensive income (loss)
Net loss	$(691,977)	$(201,273)
Foreign currency translation gain (loss)	11,913	(10,336)

Comprehensive loss	$(680,064)	$(211,609)

The accompanying notes are an integral part of these combined financial statements

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD

COMBINED STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock	Accumulated Other Comprehensive Gain (Loss)	Retained Earnings	Total Stockholders’ Equity
Balance, April 1, 2012	$232	$15,551	$1,177,532	$1,193,315

Foreign currency translation loss	—	(10,336)	—	(10,336)

Net loss	—	—	(201,273)	(201,273)

Balance, March 31, 2012	$232	$5,215	$976,259	$981,706

Foreign currency translation gain	—	11,913	—	11,913

Net loss	—	—	(691,977)	(691,977)

Balance, March 31, 2013	$232	$17,128	$284,282	$301,642

The accompanying notes are an integral part of these combined financial statements

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD

COMBINED STATEMENTS OF CASH FLOWS

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(691,977)	$(201,273)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	356,053	550,675
Changes in assets and liabilities
Accounts receivable-trade	223,044	(296,603)
Other current assets	(133,368)	(397,830)
Accounts payable-trade	24,823	318,947
Accrued expenses	79,798	561,671
Deferred taxes	23,714	(104,844)
Other current liabilities	(5,491)	(44,350)

Net cash provided by (used in) operating activities	(123,404)	386,393

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(49,022)	(259,385)

Net cash used in investing activities	(49,022)	(259,385)

CASH FLOWS FROM FINANCING ACTIVITIES
Change in due to related parties	601,751	(302,049)

Net cash provided by (used in) financing activities	601,751	(302,049)

Effect of exchange rate changes on cash and cash equivalents	3,397	(4,178)

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	432,722	(179,219)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	195,648	374,867

CASH AND CASH EQUIVALENTS, END OF PERIOD	$628,370	$195,648

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid	$21,342	$22,600

Income taxes paid	$103,152	$162,158

The accompanying notes are an integral part of these combined financial statements

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 1 – Organization

In April 2013, Mandalay Digital Group, Inc. (“Mandalay”), a Delaware corporation whose shares are publically traded on the NASDAQ, entered into an agreement with Mirror Image International Holdings Pty Ltd whereby Mandalay would purchase Mirror Image International Holdings Pty Ltd and its wholly owned subsidiary Mirror Image Access (Australia) Pty Ltd, as well as MIA Technology Pty Ltd (together, “Mirror Image International Holdings Pty Ltd” or the “Company”). In addition to these, the shares in MIA Technology Australia Pty Ltd together with its wholly owned subsidiary MIA Technology IP Pty Ltd were acquired but these entities have not commenced trading as at March 31, 2013.

These combined financial statements, which include only the financial statements of the Company, have been prepared for the purposes of Mandalay’s reporting requirements to the NASDAQ.

These combined financial statements have been prepared in accordance with section 210.3-05 “Financial statements of businesses acquired or to be acquired” of Regulation S-X of the Securities and Exchange Commission (“SEC”).

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP”) and have been consistently applied. The Company’s functional currency is the Australian dollars (“AUD”); however the accompanying financial statements have been translated and presented in United States dollars (“US$”). The fiscal year end is March 31.

Basis of Combination

The combined financial statements combine the individual financial statements of Mirror Image International Holdings Pty Ltd, Mirror Image Access (Australia) Pty Ltd and MIA Technology Pty Ltd. All significant intra-company balances and transactions have been eliminated in the combined financial statements

Foreign Currency Translation and Comprehensive Income

The reporting currency of Mandalay is the United States dollar (USD). MIA uses the Australian dollar (AUD) as its functional currency. Assets and liabilities are translated using the exchange rates prevailing at the balance sheet dates and items related to the Statements of Income (Loss) are translated using the average exchange rate for the period. Equity accounts are translated at their historical rates. Cash flows are also translated at the average exchange rates for the period. Therefore, amounts reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the Balance Sheets. Translation adjustments resulting from this process are included in foreign currency translation gain (loss) in the statement of changes in owner’s equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. The following table details the exchange rates used for the respective periods:

	March 31, 2013	March 31, 2012
Period end AUD: USD exchange rate	$1.0420	$1.0386
Average period AUD: USD exchange rate	$1.0317	$1.0454

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

Use of Estimates

The preparation of financial statements in conformity with US GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. These estimates and judgments are based on historical information, information that is currently available to the management and on various other assumptions that the management believes to be reasonable under the circumstances. Specifically, the Company’s management has estimated amount of uncollectible accounts and the useful lives of property and equipment. The Company’s actual results could differ materially from the estimates upon which the carrying values were based.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and all highly-liquid investments with original maturities of less than 90 days.

Trade Accounts Receivable

At each balance sheet date, management assesses the requirement for an allowance for doubtful trade accounts receivable. The allowance is calculated on the basis of specific identification of balances, the collection of which, in the opinion of management, is doubtful. In determining the adequacy of the allowance, management bases its opinion on the estimated risk, in reliance on available information with respect to the debtor’s financial position and an evaluation of the collateral received.

The Company considers the allowance for trade doubtful accounts of $11,852 and $11,891 as of March 31, 2013 and 2012, respectively, to be adequate.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation.

Depreciation is calculated using the double declining method over the estimated useful life of the assets based on the following estimated useful lives:

Office and computer equipment – 4 years

Furniture and fixtures – 7 to 40 years

Software and website – 4 years

Advertising platform – 4 years

MVP platform – 7 years

Long-Lived Assets

The Company applies the provisions of ASC Topic 360, “Property, Plant, and Equipment,” which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company evaluates the recoverability of its long-lived assets if circumstances indicate impairment may have occurred. This analysis is performed by comparing the respective carrying values of the assets to the current and expected future cash flows, on an undiscounted basis, to be generated from such assets. ASC 360 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair values are reduced for the cost of disposal. Based on its review, the Company believes that as of March 31, 2013 and 2012, there was no impairment of its long-lived assets.

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, due from related parties, accounts payable, and other current liabilities the carrying amounts approximate fair value due to their relatively short maturities.

ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The three levels of valuation hierarchy are defined as follows:

•	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

•

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company did not identify any non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value in accordance with ASC 825.

Revenue Recognition

The Company recognizes revenue when the amount of revenue can be reliably measured, it is probable that future economic benefits will flow to the entity and the specific criteria have been met for each of the Company’s activities as described below.

Platform and License Fees- revenue is recognized in the period in which the platform or content are accessed or used by the customer.

Professional Fees- revenue is recognized when the service provided has been agreed by the customer and invoiced in accordance with the underlying terms of engagement. The revenue is recognized in the period in which the services are rendered.

Internet Access Services- revenue is recognized in the period when internet service provided has been used by the customer and the associated risks and benefits have been passed to the customer.

The Company recognizes revenue in accordance with ASC 605-45, Revenue Recognition – Principal Agent Considerations, which gives indicators as to whether certain revenue streams are to be treated as gross, or whether they should be offset against the corresponding expense.

In light of ASC 605-45, expenses reimbursed, management fee and annual bonus are shown gross, and the expense is shown separately as cost of revenues in the combined statements of operations

Concentrations and Risks

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of accounts receivable and amounts due from related parties. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential credit losses.

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

Foreign Currency Transaction Gains and Losses

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. Historically, the Company has not entered into any currency trading or hedging transactions, although there is no assurance that the Company will not enter into such transactions in the future.

Income Taxes

The Company accounts for income taxes under ASC 740, “Accounting for Income Taxes” (“ASC 740”). Under ASC 740, deferred tax assets or liabilities are recognized in respect of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts as well as in respect of tax loss and credit carry forwards, based on enacted statutory tax rates applicable to the periods in which such deferred taxes will be realized. The tax effect resulting from a change in tax rates is recognized in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amount that is more likely than not to be realized.

The Company accounts for uncertainty in income taxes, under ASC 740-10 which prescribe a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. ASC 740-10 also provides guidance on de-recognition of tax benefits, classification on the balance sheet, interest and penalties. The Company follows a two-step approach to recognizing and measuring uncertain tax positions.

The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit.

The second step is to measure the tax liability as the largest amount that is more than 50% likely of being realized upon ultimate settlement.

The Company’s accounting policy is to accrue interest and penalties related to unrecognized tax liabilities as a component of income tax expenses in the statements of income.

The Company’s tax years which are open to review are 2008 through 2012.

Recent Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” This ASU requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. In January 2013, this guidance was amended by ASU 2013-01, “Clarifying the Scope of Disclosure about Offsetting Assets and Liabilities,” which limits the scope of ASU No. 2011-11 to certain derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. This guidance is effective for annual and interim reporting periods beginning on or after January 1, 2013. The adoption of this standard will not have a material impact on the Company’s combined results of operations, financial condition, or liquidity.

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 3 – Property and Equipment

Property and equipment consist of the following:

	March 31, 2013	March 31, 2012
Office/computer equipment	$572,274	$534,548
Furniture and fixtures	98,419	93,809
Software & website	105,839	102,019
Advertising Platform	772,089	774,616
MVP Platform	1,964,846	1,971,281

	3,513,467	3,476,273
Less accumulated depreciation	(2,905,513)	(2,561,338)

Property and equipment, net	$607,954	$914,935

Depreciation expense amounted to $356,053 and $550,675 for the years ended March 31, 2013 and 2012, respectively.

Note 4 – Accrued Expenses

Accrued expenses consist of the following:

	March 31, 2013	March 31, 2012
Mobile contents	$1,432,441	$1,439,249
Royalty	403,846	509,986
Compensation	653,423	524,391
Professional fees	130,881	128,731
Taxes Payable	126,028	224,062
Other	210,541	61,153

	$2,957,160	$2,887,572

Note 5 – Commitments and Contingencies

Operating Leases

The Company has entered into non-cancelable leases for office space and equipment rentals. The aggregate future minimum lease payments required under these operating leases as of March 31, 2013, are as follows:

Year	Amount
2014	$231,750
2015	132,680
2016	4,377

$368,807

Rent expense for the years ended March 31, 2013 and 2012 was $ 237,041 and $ 217,769 respectively.

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 6 – Shareholders’ Equity

The Company has 240 shares of authorized common stock with no par value. As of March 31, 2013 and 2012, 240 ordinary shares have been issued and are outstanding.

The holders of ordinary shares have:

a)	the right to receive notices of meetings and to attend and vote at all meetings of the Company;

b)	the right to participate in any dividend declared on the class of shares held;

c)	the right, in a winding up or a reduction of the capital of the Company, to repayment of the amount paid up on those shares; and

d)	the right to participate in any division of any surplus assets or profits of the Company equally with all other members having similar rights

Note 7 – Income Taxes

Corporate tax rates in Australia were 30% for 2013 and 2012.

Deferred Taxes

As of March 31, 2013 and 2012, the Company had tax losses totaling $ Nil and $ 232,566, respectively. It is considered that the losses will not be available for offset against future taxable profits and have not been included in the deferred tax asset.

The deferred tax balance as of March 31, 2013 and 2012 is as follows:

	March 31, 2013	March 31, 2012
Deferred tax assets / (liabilities)	$193,858	$218,051

Deferred tax assets, net	193,858	218,051
Valuation allowance	—	—

Net deferred tax assets	$193,858	$218,051

The Company has tax advances available for offset against future tax liabilities.

Reconciliation of the actual tax expense as reported in the statements of income (loss) to the amount computed by applying the Australian statutory tax rate is as follows:

	March 31, 2013	March 31, 2012
Tax provision at statutory rate	30.00%	30.00%
Adjustment to opening balances	14.32%	41.24%
Non-deductible expenses	(63.59%)	(89.57%)
Timing Differences	3.96%	59.57%

Effective income tax / (benefit) rate	(15.31%)	41.24%

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 7 – Income Taxes (continued)

	March 31, 2013	March 31, 2012
Losses available for offset against future profits	$—	$70,226
Provision for vacation and recreation pay	108,421	86,127
Valuation allowance	85,437	61,698

Net deferred tax assets	$193,858	$218,051

	March 31, 2013	March 31, 2012
Current expense:
Federal	$—	$—
State	—	—
Foreign	(133,087)	(58,169)

	(133,087)	(58,169)
Deferred expense:
Federal	—	—
State	—	—
Foreign	41,233	199,404

	41,233	199,404

Total income tax (expense) benefit	$(91,854)	$141,235

Uncertain Tax Positions

As of March 31, 2013, the combined financial statements of the Company comply with the recognition and disclosure requirements of FIN 48 and any uncertain income tax positions taken by the Company meet the more-likely-than-not recognition threshold as prescribed by FIN 48.

There are no material uncertain tax provisions taken by the Company in the combined financial statements at March 31, 2013.

Note 8 – Related Party Transactions

During financial year 2013 and 2012, the Company provided services to Mirror Image Access LLC (USA) through the use its technology platform. The summary of transactions between the Company and Mirror Image Access LLC (USA) in relation to the use of technology platform is presented below:

	March 31, 2013	March 31, 2012
Revenues, net
- Mirror Image Access LLC (USA)	$43,617	$327,462

MIRROR IMAGE INTERNATIONAL HOLDINGS PTY LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

Note 8 – Related Party Transactions (continued)

As at March 31, 2013 and March 31, 2012, amounts due from related parties are as follows:

	March 31, 2013	March 31, 2012
Related party
- Jelly Mobile Pty Ltd	$—	$4,846
- Mirror Image Access LLC (USA)	24,858	554,173
- MIA UK	—	40,517

	24,858	599,536

Amounts due from key management personnel:	—	23,157

	$24,858	$622,693

Note 9 – Subsequent Events

As disclosed in Note 1, the Company has been acquired by Mandalay through Digital Turbine Australia Pty Ltd pursuant to the Stock Purchase Agreement signed in April 12, 2013. The purchase price consists of the following: (a) cash in the amount of A$1,220,000 (less legal costs, advisory commission and insurance contribution), (b) promissory note amounting to A$2,280,000 and (c) a total of 5,055,822 Mandalay shares.

Management evaluated subsequent events after the balance sheet date of March 31, 2013 through the date these financial statements were issued and concluded that no other material subsequent events have occurred that would require recognition in the consolidated financial statements or disclosure in the notes to the combined financial statements.